EATON VANCE FLOATING-RATE & HIGH INCOME FUND (the “Fund”)

Supplement to Summary Prospectus, Statutory Prospectus and

Statement of Additional Information (“SAI”) dated March 1, 2025 as may be supplemented and/or revised from time to time

Effective September 30, 2025 (the “Effective Date”), Kelley Gerrity will no longer serve as a portfolio manager of the Fund and of High Income Opportunities Portfolio (the “Portfolio”). Accordingly, on the Effective Date, all references to Ms. Gerrity will be removed from the Fund’s Summary Prospectus, Statutory Prospectus and SAI. Ralph H. Hinckley, Jr. and Jake T. Lemle will continue to serve as portfolio managers of the Fund, Stephen C. Concannon will continue to serve as a portfolio manager of the Fund and the Portfolio and Jeffrey D. Mueller will continue to serve as a portfolio manager of the Portfolio.

May 30, 2025	48612-00 5.30.25